EXHIBIT 21.1

LIST OF SUBSIDIARIES OF GLOBAL SHIP LEASE, INC.

Name	Business	Jurisdiction of Incorporation
GSL Rome LLC	Sub-holding	Republic of the Marshall Islands
Poseidon Containers Holdings LLC	Sub-holding	Republic of the Marshall Islands
K&T Marine LLC	Sub-holding	Republic of the Marshall Islands
Global Ship Lease Services Limited	Service company	United Kingdom
GSL Enterprises Ltd.	Service company	Republic of the Marshall Islands
Global Ship Lease 1 Limited	Inactive	Cyprus
Global Ship Lease 2 Limited	Inactive	Cyprus
Global Ship Lease 3 Limited	Owns CMA CGM Matisse	Cyprus
Global Ship Lease 4 Limited	Owns CMA CGM Utrillo	Cyprus
Global Ship Lease 5 Limited	Owns GSL Keta	Cyprus
Global Ship Lease 6 Limited	Owns GSL Julie	Cyprus
Global Ship Lease 7 Limited	Owns Kumasi	Cyprus
Global Ship Lease 8 Limited	Owns Marie Delmas	Cyprus
Global Ship Lease 9 Limited	Owns CMG CGM La Tour	Cyprus
Global Ship Lease 10 Limited	Owns CMA CGM Manet	Cyprus
Global Ship Lease 11 Limited	Inactive	Cyprus
Global Ship Lease 12 Limited	Owns CMA CGM Chateau d’If	Cyprus
Global Ship Lease 13 Limited	Owns CMA CGM Thalassa	Cyprus
Global Ship Lease 14 Limited	Owns CMA CGM Jamaica	Cyprus
Global Ship Lease 15 Limited	Owns CMA CGM Sambhar	Cyprus
Global Ship Lease 16 Limited	Owns CMA CGM America	Cyprus
Global Ship Lease 17 Limited	Inactive	Cyprus
Global Ship Lease 19 Limited	Inactive	Republic of the Marshall Islands
Global Ship Lease 20 Limited	Owns GSL Tianjin	Hong Kong
Global Ship Lease 21 Limited	Owns OOCL Qingdao	Hong Kong
Global Ship Lease 22 Limited	Owns GSL Ningbo	Hong Kong
Global Ship Lease 23 Limited	Owns CMA CGM Berlioz	Hong Kong
Global Ship Lease 24 Limited	Inactive	Hong Kong
Global Ship Lease 25 Limited	Inactive	Hong Kong
Global Ship Lease 26 Limited	Owns GSL Valerie	Hong Kong
Global Ship Lease 27 Limited	Inactive	Hong Kong
Global Ship Lease 28 Limited	Inactive	Hong Kong
Global Ship Lease 29 Limited	Inactive	Hong Kong
Global Ship Lease 30 LLC	Owns GSL Eleni	Republic of the Marshall Islands
Global Ship Lease 31 LLC	To own GSL Kalliopi upon delivery	Republic of the Marshall Islands
Global Ship Lease 32 LLC	Owns GSL Grania	Republic of the Marshall Islands
GSL Alcazar Inc.	Owns CMA CGM Alcazar	Republic of the Marshall Islands
GSL Holdings, Inc.	Sub-holding	Republic of the Marshall Islands
Global Ship Lease Investments, Inc.	Sub-holding	Republic of the Marshall Islands
Aris Marine LLC	Owns Maira	Republic of the Marshall Islands
Aphrodite Marine LLC	Owns Nikolas	Republic of the Marshall Islands
Athena Marine LLC	Owns Newyorker	Republic of the Marshall Islands
Hephaestus Marine LLC	Owns Dolphin II	Republic of the Marshall Islands
Pericles Marine LLC	Owns Athena	Republic of the Marshall Islands
Zeus One Marine LLC	Owns Orca I	Republic of the Marshall Islands

Name	Business	Jurisdiction of Incorporation
Leonidas Marine LLC	Owns Agios Dimitrios	Republic of the Marshall Islands
Odysseus Marine LLC	Sub-holding	Republic of the Marshall Islands
Alexander Marine LLC	Owns Mary	Republic of the Marshall Islands
Hector Marine LLC	Owns Kristina	Republic of the Marshall Islands
Ikaros Marine LLC	Owns Katherine	Republic of the Marshall Islands
THD Maritime Co, Limited	Sub-holding	Cyprus
Tasman Marine LLC	Owns Tasman	Republic of the Marshall Islands
Hudson Marine LLC	Owns Dimitris Y	Republic of the Marshall Islands
Drake Marine LLC	Owns Ian H	Republic of the Marshall Islands
Marine Treasurer LLC	Treasury	Republic of the Marshall Islands
Dimitra Marine LLC	Inactive	Republic of the Marshall Islands
Artemis Marine LLC	Inactive	Republic of the Marshall Islands
Hermes Marine LLC	Inactive	Republic of the Marshall Islands
Hera Marine LLC	Inactive	Republic of the Marshall Islands
Apollon Marine LLC	Inactive	Republic of the Marshall Islands
Rea Marine LLC	Inactive	Republic of the Marshall Islands
Kronos Marine LLC	Inactive	Republic of the Marshall Islands
Platon Marine LLC	Inactive	Republic of the Marshall Islands
Socrates Marine LLC	Inactive	Republic of the Marshall Islands
Pisti Shipping LLC	Inactive	Republic of the Marshall Islands
Barentsz Marine LLC	Inactive	Republic of the Marshall Islands
Mercator Marine LLC	Inactive	Republic of the Marshall Islands
Poseidon Containers Holdings Corp.	Inactive	Republic of the Marshall Islands
Triton Containers Holdings LLC	Sub-holding	Republic of the Marshall Islands
Triton NB LLC	Sub-holding	Republic of the Marshall Islands
Phillipos Marine LLC	Owns Alexandra	Republic of the Marshall Islands
Aristoteles Marine LLC	Owns UASC Bubiyan	Republic of the Marshall Islands
Menelaos Marine LLC	Owns UASC Yas	Republic of the Marshall Islands
Odyssia Containers Holdings LLC	Sub-holding	Republic of the Marshall Islands
Odyssia NB LLC	Sub-holding	Republic of the Marshall Islands
Argos Marine LLC	Inactive	Republic of the Marshall Islands
Laertis Marine LLC	Owns UASC Al Khor	Republic of the Marshall Islands
Penelope Marine LLC	Owns Maira XL	Republic of the Marshall Islands
Telemachus Marine LLC	Owns Anthea Y	Republic of the Marshall Islands

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